Supplement dated May 28, 2019 to the following:

CompleteSM Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

CompleteSM Advisor Variable Life Insurance, A Patented FutureSystem™ Life Model Design
to Prospectus dated May 1, 2012 as supplemented

On or about June 3, 2019, the Dreyfus Family of Funds will be rebranded to align with the BNY Mellon Investment Management brand. Accordingly, the following portfolios will undergo name changes on or about June 3, 2019. All references to the Old Fund Name listed below in the above referenced prospectuses will be replaced with the New Fund Name.

Old Fund Name	New Fund Name
Dreyfus Investment Portfolios, Technology Growth Portfolio	BNY Mellon Investment Portfolios, Technology Growth Portfolio
Dreyfus Variable Investment Fund, International Value Portfolio	BNY Mellon Variable Investment Fund, International Value Portfolio
The Dreyfus Sustainable U.S. Equity Portfolio, Inc.	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.